File No. 2-28274
                               File No. 811-01604

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION



                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant                       [X]


Check the appropriate box:

[X]  Preliminary proxy statement              [ ]  Confidential, for Use
                                                   of the Commission
                                                   Only (as permitted
                                                   by Rule 14a-6(e)(2))

[  ] Definitive proxy statement

[  ] Definitive additional materials

[  ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12




                              Pioneer Growth Shares
                 -----------------------------------------------
                 (Name of Registrant as Specified in Its Charter


                              Pioneer Growth Shares
                  ----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Pioneer Growth Shares
60 State Street
Boston, MA  02109

February 1998

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held April 21, 1998 for shareowners of Pioneer Growth Shares (the Fund) to vote on a number of important proposals. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

This package contains information about the proposals, along with a yellow proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.

Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. Both of these are costly processes.

(callout in margin) VOTING YOUR SHARES BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

Each of the proposals has been reviewed by the Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable.
The Trustees recommend that you vote FOR each proposal.

(callout in margin) THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS.

PROPOSAL 1:
APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC), including a performance-based management fee. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee. The proposed basic fee is higher than the management fee currently paid by the Fund to PMC.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSALS 3(A) THROUGH 3(J):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the enclosed Proxy Statement.

PROPOSAL 4:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1998.

Cast your vote by completing and signing the proxy card. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided.

(callout in margin) PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call Pioneer at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President


1097-4517

                              PIONEER GROWTH SHARES
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       TO BE HELD TUESDAY, APRIL 21, 1998

         A Special Meeting of Shareholders of Pioneer Growth Shares, a Delaware business trust (the "Fund"), will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on Tuesday, April 21, 1998, to consider and act upon the following proposals:

 1.      To approve a new  Management  Contract  between the Fund and Pioneering
         Management   Corporation,   the  Fund's  investment   adviser  ("PMC"),
         increasing the rate at which management fees are payable to PMC;

 2. To elect the nine (9) Trustees named in the attached Proxy Statement to serve on the Board of Trustees until their successors have been duly elected and qualified;

 3. To approve amendments to the Fund's fundamental investment policies, as described in the proxy statement;

 4.      To  ratify  the  selection  of  Arthur   Andersen  LLP  as  the  Fund's
         independent public accountants for the fiscal year ending December 31, 1998; and

5. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record as of the close of business on February 20, 1998, are entitled to vote at the meeting or any adjournments thereof. The Proxy Statement and proxy card are being mailed to shareholders on or about March 2, 1998.

                                      By Order Of The Board of Trustees
                                      Joseph P. Barri, Secretary

Boston, Massachusetts
March 2, 1998

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                              PIONEER GROWTH SHARES
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                         SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 21, 1998

                                 PROXY STATEMENT

         This Proxy Statement is furnished to shareholders of Pioneer Growth Shares, a Delaware business trust (the "Fund"), in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on Tuesday, April 21, 1998, and at any adjournments thereof (the "Meeting"). This Proxy Statement and enclosed proxy are being mailed to shareholders on or about March 2, 1998. The Fund's Annual Report for its fiscal period ended December 31, 1997, has previously been mailed to shareholders. Additional copies of these reports may be obtained free of charge by writing to the Fund at its executive offices, 60 State Street, Boston, Massachusetts 02109 or by calling 1-800-225-6292.

         Shareholders of record as of the close of business on February 20, 1998, (the "Record Date") are entitled to vote on all business of the Meeting or any adjournments thereof. As of the Record Date, there were [ ] outstanding shares of beneficial interest of the Fund. To the knowledge of the management of the Fund, no person beneficially owned more than 5% of the outstanding shares of the Fund as of the December 31, 1997, except that Tommie D. Thompson TTEE For Mutual of Omaha 401K Long-Term Savings Plan, Mutual of Omaha Plaza, PL-Benefits Dept/Tim Bormann, Omaha, NW 68175-0001, owned 2,949,836.434 (6.24%) shares.

                                   PROPOSAL 1

                       APPROVAL OF NEW MANAGEMENT CONTRACT

Summary

         Pioneering Management Corporation ("PMC") has served as the Fund's investment adviser since December 1, 1993. PMC serves as the investment adviser for the Pioneer family of mutual funds and for certain other institutional accounts. PMC, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation with publicly traded shares. PGI is located at 60 State Street, Boston, Massachusetts 02109.

         At the meeting held on January 8, 1998, the Trustees, including all of the Trustees who are not "interested persons" of the Fund or PMC, unanimously approved and voted to recommend that the shareholders of the Fund approve a proposal to terminate the Fund's existing Management Contract between PMC and the Fund (the "Existing Contract") and to adopt a new Management Contract (the "Proposed Contract"). The Existing Contract and the Proposed Contract are also each referred to below as a "Contract." Under the Proposed Contract, there will be an increase in the basic rate of management fees paid by the Fund to PMC. As described more fully below, depending upon the Fund's investment performance relative to a selected securities index, this basic fee will be increased or decreased. In all cases, the fee ultimately paid by the Fund will be higher than that paid under the Existing Contract.

Terms of Existing and Proposed Management Contracts

         Except for the different fee rates, effective dates and renewal dates, the terms of the Existing and Proposed Contracts are substantially identical. Pursuant to the terms of each Contract, PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs subject only to the authority of the Board of Trustees. PMC is authorized to buy and sell securities for the account of the Fund and to designate brokers to carry out such transactions. PMC may not make any purchase the cost of which exceeds funds currently available for the Fund and may not make any purchase which would violate any fundamental policy or restriction in the Fund's Prospectus or Statement of Additional Information as in effect from time to time.

         Under each Contract, PMC pays all expenses, including executive salaries and the rental of office space, related to its services for the Fund with the exception of the following which are paid by the Fund: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits, (ii) the charges and expenses of auditors, (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund with respect to the Fund,
(iv) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party, (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies, (vi) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the U.S. Securities and Exchange Commission (the "Commission"), state securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies, (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies, (viii) charges and expenses of legal counsel to the Fund and the Trustees, (ix) if applicable, distribution fees paid by the Fund pursuant to a Plan of Distribution in accordance with Rule 12b-1 promulgated by the Commisson pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), (x) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI, or Pioneer Funds Distributor, Inc., the Fund's principle underwriter ("PFD"), (xi) the cost of preparing and printing share certificates, and (xii) interest on borrowed money, if any. The Fund will pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

         The Existing Contract was approved by the shareholders of the Fund on November 23, 1993, in connection with the acquisition of the Fund from another mutual fund group. The Existing Contract was approved by the Fund's Board and its renewal was most recently approved by the Board at a meeting held in April, 1997. Each Contract is renewable annually by the vote of a majority of the Fund's Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, PMC or PFD, cast in person at a meeting called for the purpose of voting on such renewal. Each Contract terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party by vote of its Board or a majority of the Fund's outstanding voting securities and upon 60 days' written notice.

         As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC an annual management fee under the Existing Contract equal to 0.50% of the Fund's average daily net assets up to $250 million, 0.48% of the next $50 million, and 0.45% of the excess over $300 million. This fee is computed daily and paid monthly.

Proposed Management Contract

         The terms of the Proposed Contract differ materially from those of the Existing Contract in respect of the management fees payable to PMC and in certain other respects described below.

Basic Fee Increase

         As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund would pay PMC an annual management fee under the Proposed Contract (the "Basic Fee") equal to 0.70% of the Fund's average daily net assets up to $1 billion, 0.675% of the next $4 billion, 0.65% of the next $5 billion and 0.575% of the excess over $10 billion. The Basic Fee would be computed daily and paid monthly.

         The Basic Fee represents an increase in the management fee rate payable to PMC over the rates under the Existing Contract. The Board determined that the Basic Fee is fair and reasonable, both apart from and together with the application of the performance fee adjustment described below. That adjustment provides for increases or decreases in the Basic Fee, based upon the Fund's performance.

         The effective date of the Proposed Contract is expected to be May 1, 1998, (the "Effective Date"). Accordingly, the Basic Fee will take effect on the Effective Date if the Proposed Contract is adopted at the Meeting.

Performance Fee Adjustment

         The Board of Trustees is proposing the implementation of a performance adjustment which will either increase or decrease the monthly Basic Fee paid by the Fund to PMC based on the performance of the Fund as compared to the investment record (the "record") of a securities index determined by the Trustees to be appropriate over the same period. The Trustees initially have designated the Lipper Growth Funds Index (the "Index") for this purpose. The Index is an equally-weighted performance index adjusted for income dividends and capital gains distributions comprised of the 30 largest funds listed by Lipper Analytical Services, Inc. as having an investment objective of growth.

         From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the Basic Fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index.

         It is not possible to predict the effect of the performance adjustment on the overall compensation to PMC in the future since it will depend on the performance of the Fund relative to the record of the Index.

         The Board determined that it would be appropriate to increase PMC's compensation when the Fund's performance exceeds that of an objective index and, conversely, to reduce PMC's compensation when the Fund's performance is poorer than the record of that index. The Index was deemed appropriate for this comparison because it is broad-based and because the Index is composed of funds with similar investment objectives and policies to those of the Fund. The Board believes that a performance adjustment is appropriate for the Fund and that providing incentives to PMC based on its performance benefits shareholders.

         The Board is proposing that there be a performance adjustment which would increase or decrease the Basic Fee based on the performance of the Class A Shares of the Fund calculated at net asset value. The Basic Fee would be subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Class A Shares of the Fund for the relevant performance period exceeds, or is exceeded by, the record of the Index over the same period. This performance comparison would be made at the end of each month. Each percentage point of difference (up to a maximum difference of +/- 0.10 percentage points) would be multiplied by a performance adjustment rate of 0.01%. The maximum adjustment rate is therefore +/- 0.10%. An appropriate percentage of this rate (based upon the number of days in the current month) would then be multiplied by the average daily net assets of the Fund over the entire performance period, giving the dollar amount which will be added to (or subtracted from) the Basic Fee. The monthly performance adjustment will be further adjusted to the extent necessary to insure that the total annual adjustment to the Basic Fee does not exceed +/- 0.10% of average daily net assets for that year.

         Implementation of Performance Adjustment. The Board is proposing that the performance adjustment be implemented on a date occurring twelve months after the Effective Date. Thus, during the initial twelve-month period, the Basic Fee would remain unadjusted. During the following twenty-four months, Fund performance would be measured over an increasing period covering the current month and the prior months dating back to the Effective Date (the "performance period"). Beginning in the thirty-sixth month, the duration of the Fund's performance period would become fixed. Thereafter, Fund performance would be measured over a rolling thirty-six-month period covering the current month and the prior thirty-five months.

         Application of Performance Adjustment. The application of the performance adjustment is illustrated by the following hypothetical example, assuming that the net asset value of the Fund and the level of the Index were $10 and 100, respectively, on the first day of the performance period.

                  Investment Performance*            Cumulative Change
                  ----------------------------    ----------------------------
                           Fund                         Index
First Day                  $10                            100
End of Period              $13                            123
Absolute Change           +$ 3                            +23
Percentage Change          +30%                           +23%

* Reflects performance at net asset value. Any dividends or capital gains distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value as of the payment date and any dividends paid on the securities which comprise the Index are treated as if reinvested on the ex-dividend date.

         The difference in relative performance for the performance period is +7 percentage points. Accordingly, the annualized management fee rate for the last month of the performance period would be calculated as follows: an appropriate percentage of the Basic Fee rate (based upon the number of days in the month) of 0.70% (assuming Fund assets of up to $1 billion) would be multiplied by the Fund's average daily net assets for the month resulting in a dollar amount. The +7 percentage point difference is multiplied by the performance adjustment rate of 0.01% producing a rate of 0.07%. An appropriate percentage of this rate (based upon the number of days in the month) is then multiplied by the average daily net assets of the Fund over the performance period resulting in a dollar amount which is added to the dollar amount of the Basic Fee. The management fee paid is the Basic Fee adjusted by the dollar amount of the performance adjustment calculated for the performance period. If the investment performance of the Index during the performance period exceeded the performance record of the Fund, the dollar amount of the performance adjustment would be deducted from the Basic Fee.

         Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

         The Basic Fee will take effect on the Effective Date if the Proposed Contract is adopted at the Meeting. Accordingly, (1) from May 1, 1998 through April 30, 1999 the Fund will pay management fees at a rate equal to the Basic Fee; (2) from May 1, 1999 through April 30, 2001, the Fund will pay management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment based upon the current month and the preceding months dating back to the Effective Date; and (3) beginning on May 1, 2001, the Fund will pay management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment based upon the current month and the preceding thirty-five months. Because the performance adjustment will be calculated no earlier than twelve months after the Effective Date and because the performance adjustment will not reflect the Fund's performance prior to the Effective Date, the effect of the initial performance adjustment (and all subsequent adjustments) is unknown and cannot reasonably be estimated at the time of this proposal.

Effect of the New Management Fee Structure

         Under the Existing Contract, the Fund paid management fees at an effective annual rate of 0.48% based on average daily net assets of $503,702,153 for the twelve months ended December 31, 1997. Under the Proposed Contract, at this asset level, assuming implementation of the performance adjustment, the Fund would pay a maximum annual fee of 0.80% and a minimum annual fee of 0.60% based upon the Fund's performance relative to the Index as described above.

         Set forth below is a chart showing the dollar amount of management fees paid during the Fund's fiscal year ended December 31, 1997 under the Existing Contract and the amount of fees that would have been paid under the Proposed Contract at the maximum, Basic and minimum fee rates. The chart also shows the percentage differences between the amounts that would have been paid under the Proposed Contract and the amount actually paid under the Existing Contract. Also set forth below is a comparative fee table showing the amount of fees and expenses paid by the Fund under the Existing Contract as a percentage of average net assets and the amount of fees and expenses shareholders would have paid if the maximum, Basic and minimum fees under the Proposed Contract had been in effect. The figures shown for the Basic Fee represent the amounts that actually would have been paid had the Proposed Contract been in effect.

                      DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                      (fiscal year ended December 31, 1997)

                                                           Proposed Contract
                              Existing
                              Contract      Maximum      Basic        Minimum
 Amount of Fees Paid or that
        Would Have Been Paid
                              $2,401,013    $4,029,617   $3,525,915   $3,022,213
 Percentage Difference from
 Amount Paid under Existing
                    Contract  N/A           +67.83%      +46.85%      +25.87%


                             COMPARATIVE FEE TABLES
                      (fiscal year ended December 31, 1997)

                         Annual Fund Operating Expenses
                     (as a percentage of average net assets)


                                 Class A Shares


                                                  Proposed Contract
                                 Existing
                                   Fee     Maximum      Basic       Minimum
                Management Fee    0.48      0.80        0.70         0.60
                    12b-1 Fees    0.25      0.25        0.25         0.25
                Other Expenses    0.24      0.24        0.24         0.24
 Total Fund Operating Expenses    0.97      1.29        1.19         1.09


                                 Class B Shares


                                                   Proposed Contract
                                 Existing
                                   Fee     Maximum      Basic        Minimum
                 Management Fee   0.48        0.80       0.70         0.60
                     12b-1 Fees   1.00        1.00       1.00         1.00
                 Other Expenses   0.24        0.24       0.24         0.24
  Total Fund Operating Expenses   1.72        2.04       1.94         1.84


                                 Class C Shares

                                                   Proposed Contract
                                 Existing
                                   Fee       Maximum     Basic       Minimum

                 Management Fee    0.48       0.80        0.70          0.60
                     12b-1 Fees    1.00       1.00        1.00          1.00
                 Other Expenses    0.15       0.15        0.15          0.15
  Total Fund Operating Expenses    1.63       1.95        1.85          1.75



Examples

         The following examples illustrate the expenses on a $1,000 investment under the existing and proposed maximum, Basic and minimum fees stated above, assuming a 5% annual return and constant expenses, with or without redemption at the end of each time period:


                                 Class A Shares
                      1 year       3 years         5 years         10 years
                      ------       -------         -------         --------
Existing Fee            $67          $87            $108             $170
Proposed Fee:
          Maximum       $70          $96            $124             $204
          Basic         $69          $93            $119             $194
          Minimum       $68          $90            $114             $183


                                 Class B Shares
                 (assuming complete redemption at end of period)
                      1 year      3 years         5 years         10 years
                      ------      -------         -------         --------
Existing Fee            $57         $84            $113            $183*
Proposed Fee:
          Maximum       $61         $94            $130             $218
          Basic         $60         $91            $125             $207
          Minimum       $59         $88            $120             $196


                                 Class B Shares
                            (assuming no redemption)
                      1 year      3 years         5 years         10 years
                      ------      -------         -------         --------
Existing Fee            $17         $54             $93            $183*
Proposed Fee:
          Maximum       $21         $64            $110             $218
          Basic         $20         $61            $105             $207
          Minimum       $19         $58            $100             $196



                                Class C Shares**
                 (assuming complete redemption at end of period)
                      1 year      3 years         5 years         10 years
                      ------      -------         -------         --------
Existing Fee            $27         $51             $89             $193
Proposed Fee:
          Maximum       $30         $61            $105             $227
          Basic         $29         $58            $100             $217
          Minimum       $28         $55             $95             $206



                                 Class C Shares
                            (assuming no redemption)
                      1 year       3 years         5 years         10 years
                      ------       -------         -------         --------
Existing Fee            $17          $51             $89             $193
Proposed Fee:
          Maximum       $20          $61            $105             $227
          Basic         $19          $58            $100             $217
          Minimum       $18          $55             $95             $206

---------------
*Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used after year eight. **Class C shares redeemed during the first year after purchase are subject to a 1% contingent deferred sales charge.

         The purpose of these examples and tables is to assist shareholders in understanding the various costs and expenses of investing in shares of the Fund. The examples above should not be considered representations of past or future expenses of the Fund. Actual expenses may be higher or lower than those shown above.

Other Provisions under the Existing and Proposed Contracts

         Standard of Care. Under each Contract, PMC "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security  on the  recommendation  of [PMC] . . . ." PMC,  however,  shall not be protected against liability by reason of its ". . . willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement."

         PMC's Authority. Each Contract provides that PMC shall have full discretion to act for the Fund in connection with purchase and sale transactions subject only to the Declaration of Trust, Bylaws, currently effective registrations under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), investment objective, policies and restrictions of the Fund in effect from time to time, and specific policies and instructions established from time to time by the Trustees.

         Portfolio Trading. Each Contract expressly permits PMC to engage in such activity. For a more detailed description of the Fund's current portfolio brokerage practices, see the Appendix.

         Expense Limitation. Each Contract provides that if the operating expenses of the Fund exceed the limits established by state "blue sky" administrators, PMC's fee will be reduced (but not below $0) to the extent required by such limits. No such limits are currently in force. Each Contract also provides that PMC may from time to time agree not to impose all or a portion of its fee or otherwise take action to reduce expenses of the Fund. Any such fee limitation or expense reduction is voluntary and may be discontinued or modified by PMC at any time.

         Other Provisions.  Each Contract includes provisions that provide that:
(i) the law of The Commonwealth of Massachusetts shall be the governing law of the Contract; (ii) PMC is an independent contractor and not an employee of the Fund; (iii) the Contract is the entire agreement between the parties with respect to the matters described therein; (iv) the Contract may be executed using counterpart signature pages; (v) invalid or unenforceable provisions of the Contract are severable and do not render the entire agreement invalid or unenforceable; (vi) the Fund may pay for charges and expenses of counsel to the "non-interested" Trustees as well as counsel to the Fund; and (vii) subject to obtaining best execution, PMC may consider sales of other Pioneer mutual funds when selecting brokers and dealers to execute the Fund's securities transactions.

Miscellaneous

         If approved, the Proposed Contract will become effective on May 1, 1998 (or on the date of approval if approved after that date) and will continue in effect until May 31, 1999, and thereafter will continue from year to year subject to annual approval by the Board of Trustees in the same manner as the Existing Contract. The Proposed Contract terminates if assigned (as defined in the 1940 Act) and may terminate without penalty, upon sixty (60) days' written notice, by either party, by vote of its Board or by a vote of a majority of the outstanding voting securities of the Fund. The description of the Existing Contract and the Proposed Contract set forth above and the other information with respect to the Proposed Contract are qualified in their entirety by reference to the form of Proposed Contract.

Additional Information Pertaining to PMC

         For  additional  information   concerning  the  management,   ownership
structure, affiliations, brokerage policies and certain other matters pertaining to PMC, see the Appendix.

Factors Considered by the Trustees

         The Trustees determined that the terms of the Proposed Contract are fair and reasonable and that approval of the Proposed Contract on behalf of the Fund is in the best interests of the Fund. The Trustees considered a number of factors in deciding to recommend an increase in the management fee and a performance fee adjustment. At all times during the Trustees' deliberations, which occurred during several Audit Committee meetings held over the course of several months, they were advised by Fund counsel and their own independent counsel. When the Trustees were presented with the proposed fee arrangements, they requested and were furnished with substantial information to assist in their evaluation. In addition, the Trustees commissioned and relied upon independent studies prepared by Lipper Analytical Securities Corporation ("Lipper Analytical") and Morningstar.

         After reviewing the information requested from and provided by PMC and the reports of Lipper Analytical and Morningstar as described above, the Trustees concluded that the present fee rate for services provided under the Existing Contract which has not changed since the inception of the Fund in 1968, was out of date and inappropriately low under present conditions. The Trustees also concluded that the current fee does not reflect the existing competitive situation within the comparable group of growth funds with which it competes. As a result, and taking into consideration the information reviewed above and requirements for excellence in investment management and research talent and technology systems, it was concluded that the current fee schedule over time would not provide appropriate resources to keep the Fund operating at the level of service and performance presently provided to shareholders or make it possible to improve the service and investment performance for the benefit of shareholders in the future.

         The Trustees also considered the addition of the performance aspect of the fee, its structure and the Index on which it is based. They believed that it provides an appropriate range of incentives for PMC and joins its interests with those of the shareholders for good relative investment performance.

         The Trustees determined that the Index was appropriate based upon a number of factors, including the fact that the Index is broad-based and is composed of funds with similar investment objectives and policies to those of the Fund. It was anticipated that any divergence between the Fund's performance and that of the Index could be attributed to PMC's skill in selecting securities within the parameters established by the Fund's objectives and policies. Because of the possible future development of an even more appropriate index for measuring the Fund's performance, the Trustees believed it advisable to reserve the ability to substitute a successor index for the Index; provided, in such event, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index. In addition, because of the posssible future identification of a more appropriate class of Fund shares for comparison with the Index, the Trustees believed it advisable to reserve the ability to substitute the class of Fund shares designated for the performance comparison with the Index; provided, in such event, the calculation of the performance adjustment for any portion of the performance period prior to the designation of a successor class would still be based upon the performance of the previously designated class of Fund shares.

         The time periods to be used in determining any performance adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the Fund and the Index. In this regard, the Trustees concluded that it would be appropriate for the Basic Fee rate to remain unadjusted for twelve months before implementation of the performance adjustment, and that once implemented, the performance adjustment should reflect only the Fund's performance subsequent to the Effective Date. Moreover, the Trustees believed that upon reaching the thirty-sixth month, the performance period would be fully implemented, and that the performance adjustment should thereafter be based upon a thirty-six-month rolling performance period.

         Based upon all of the above considerations, the Trustees determined that both the Basic Fee and the amount of any performance adjustments would be equitable and fair to the shareholders of the Fund and that their adoption will make it more likely that the objectives of continued levels of good service and investment performance currently and in the future will be achieved.

Trustees' Recommendation

         Based on its evaluation of the materials presented and assisted by the advice of independent counsel, the Trustees who were present at the meeting on January 8, 1998, including a majority of the Trustees who are not "interested persons" of the Fund or PMC, unanimously concluded that the Proposed Contract was fair and reasonable and in the best interests of the Fund's shareholders and by a vote cast at the meeting, approved and voted to recommend to the shareholders of the Fund that they approve, the Proposal to terminate the Existing Contract and to adopt the Proposed Contract.

Required Vote

         Adoption of Proposal 1 requires the approval of a majority of the outstanding voting securities of the Fund, which under the 1940 Act, is defined to mean the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund represented at the Meeting, if at least 50% of all outstanding shares of the Fund are represented at the Meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the Meeting (a "1940 Act Majority Vote").

         If Proposal 1 is not approved by the shareholders of the Fund, the Existing Contract will continue in effect.

         FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSED CONTRACT.

                                   PROPOSAL 2.

                          ELECTION OF BOARD OF TRUSTEES

         The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) FOR the election of the nine (9) nominees named below as Trustees of the Fund. All of the nominees currently serve as Trustees.

         Each Trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named herein and indicated his or her willingness to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for such other person as shall be designated by the Board of Trustees.

         The following table sets forth each nominee's position(s) with the Fund, age, address, principal occupation or employment during the past five years and directorships, and indicates the year during which he or she first became a Trustee of the Fund. The table also shows the number of shares of beneficial interest of the Fund beneficially owned by each nominee, directly or indirectly, on December 31, 1997.

 Name, Age, Position(s) with the                                                      First         Shares of Beneficial
        Fund and Address                                                             Became a       Interest of the Fund
                                                                                     Trustee       Beneficially Owned and
                                                                                                    Percentage of Total
                                                                                                   Shares Outstanding on
                                                                                                    December 31, 1997(2)
John F. Cogan, Jr.*                President, Chief Executive Officer and a            1993              3,944.936
(71)                               Director of The Pioneer Group, Inc. ("PGI");                            0.008%
Chairman of the Board              Chairman and a Director of Pioneering
President and Trustee              Management Corporation ("PMC") and Pioneer
60 State Street                    Funds Distributor, Inc. ("PFD"); Director of
Boston, MA  02109                  Pioneering Services Corporation ("PSC"),
                                   Pioneer Capital Corporation ("PCC"), Pioneer
                                   Real Estate Advisors, Inc. ("PREA"), Pioneer
                                   Forest, Inc., Pioneer Explorer, Inc., Pioneer
                                   Management (Ireland) Ltd. ("PMIL") and Closed
                                   Joint Stock Company "Forest-Starma";
                                   President and Director of Pioneer Metals and
                                   Technology, Inc. ("PMT"), Pioneer
                                   International Corp. ("PIntl"), Pioneer First
                                   Russia, Inc. ("First Russia") and Pioneer
                                   Omega, Inc. ("Omega"); Chairman of the Board
                                   and Director of Pioneer Goldfields Limited
                                   ("PGL") and Teberebie Goldfields Limited;
                                   Chairman of the Supervisory Board of Pioneer
                                   Fonds Marketing, GmbH ("Pioneer GmbH"),
                                   Pioneer First Polish Trust Fund Joint Stock
                                   Company, S.A. ("PFPT") and Pioneer Czech
                                   Investment Company, A.S. ("Pioneer Czech");
                                   Chairman, President and Trustee of all of the
                                   Pioneer mutual funds; Director of Pioneer
                                   Global Equity Fund Plc, Pioneer Global Bond
                                   Fund Plc, Pioneer DM Cashfonds Plc, Pioneer
                                   European Equity Fund Plc, Pioneer Central &
                                   Eastern Europe Fund Plc and Pioneer US Real
                                   Estate Fund Plc; and Partner, Hale and Dorr
                                   LLP (counsel to PGI and the Fund).

Mary K. Bush                       President, Bush & Co., an international             1997                  0
(49)                               financial advisory firm, since 1991;
Trustee                            Director/Trustee of Mortgage Guaranty
201 Cathedral Ave. NW              Insurance Corporation, Novecon Management
Apt. 1016E                         Company, Hoover Institution, Folger
Washington, DC 20016               Shakespeare Library, March of Dimes, Project
                                   2000, Inc., Small Enterprise  Assistance Fund
                                   and  Wilberforce  University;  Advisory Board
                                   member,  Washington  Mutual Investors Fund, a
                                   registered investment company; U.S. Alternate
                                   Executive  Director,  International  Monetary
                                   Fund  (1984-1988);   and  Managing  Director,
                                   Federal  Housing  Finance Board (1989- 1991).
                                   Trustee of all of the Pioneer  mutual  funds,
                                   except Pioneer Variable Contracts Trust.
Richard H. Egdahl, M.D.            Professor of Management, Boston University          1993                  0
(71)                               School of Management; Professor of Public
Trustee                            Health, Boston University School of Public
Boston University                  Health; Professor of Surgery, Boston
Health Policy Institute            University School of Medicine; Director,
55 Bay State Road                  Boston University Health Policy Institute and
Boston, MA  02115                  Boston University Medical Center; Executive
                                   Vice President and Vice Chairman of the
                                   Board, University Hospital; Academic Vice
                                   President for Health Affairs, Boston
                                   University; Director, Essex Investment
                                   Management Company, Inc. (investment
                                   adviser), Health Payment Review, Inc. (health
                                   care containment software firm), Mediplex
                                   Group, Inc. (nursing care facilities firm),
                                   Peer Review Analysis, Inc. (health care
                                   facilities firm) and Springer-Verlag New
                                   York, Inc. (publisher); Honorary Trustee,
                                   Franciscan Children's Hospital; and Trustee
                                   of all of the Pioneer mutual funds.

Margaret B.W. Graham               Founding Director, The Winthrop Group, Inc.         1993                  0
(50)                               (consulting firm); Manager of Research
Trustee                            Operations, Xerox Palo Alto Research Center,
The Keep                           from 1991 to 1994; Professor of Operations
P.O. Box 110                       Management and Management of Technology and
Little Deer Isle, ME 04650         Associate Dean, Boston University School of
                                   Management, from 1989 to 1993; and Trustee of
                                   all  of  the  Pioneer  mutual  funds,  except
                                   Pioneer Variable Contracts Trust.
John W. Kendrick                   Professor Emeritus, George Washington               1993               692.526
(80)                               University; Director, American Productivity                             0.001%
Trustee                            and Quality Center; Adjunct Scholar, American
636 Waterway Dr.,                  Enterprise Institute; Economic Consultant;
Falls Church, VA  22044            and Trustee of all of the Pioneer mutual
                                   funds, except Pioneer Variable Contracts
                                   Trust.
Marguerite A. Piret                President, Newbury, Piret & Company, Inc.           1993               334.264
(49)                               (merchant banking firm); Trustee of Boston                              0.001%
Trustee                            Medical Center; Member of the Board of
One Boston Place                   Governors of the Investment Company Institute
Suite 2635                         ("ICI"); and Trustee of all of the Pioneer
Boston, MA  02108                  mutual funds.
David D. Tripple*                  Executive Vice President and a Director of          1993                  0
(53)                               PGI; President, Chief Investment Officer and
Executive Vice President and       a Director of PMC; Director of PFD, PCC,
Trustee                            PIntl, First Russia, Omega, Pioneer SBIC
60 State Street                    Corporation ("Pioneer SBIC"), PMIL, Pioneer
Boston, MA  02109                  Global Equity Fund Plc, Pioneer Global Bond
                                   Fund Plc,  Pioneer DM Cashfonds Plc,  Pioneer
                                   European  Equity Fund Plc,  Pioneer Central &
                                   Eastern  Europe  Fund Plc and Pioneer US Real
                                   Estate Fund Plc; and Executive Vice President
                                   and  Trustee  of all of  the  Pioneer  mutual
                                   funds.
Stephen K. West                    Partner, Sullivan & Cromwell (law firm);            1993                  0
(69)                               Trustee, The Winthrop Focus Funds (mutual
Trustee                            funds); and Trustee of all of the Pioneer
125 Broad Street                   mutual funds.
New York, NY  10004
John Winthrop                      President, John Winthrop & Co., Inc. (private       1993               1054.333
(61)                               investment firm); Director of NUI Corp.                                 0.002%
Trustee                            (energy sales, services and distribution);
One North Adgers Wharf             Trustee of Alliance Capital Reserves,
Charleston, SC  29401              Alliance Government Reserves and Alliance Tax
                                   Exempt Reserves; and Trustee of all of the
                                   Pioneer mutual funds, except Pioneer Variable
                                   Contracts Trust.

* Messrs. Cogan and Tripple are "interested persons" of the Fund and PMC within the meaning of Section 2(a)(19) of the 1940 Act.
(1) Each nominee also serves as a trustee for each of the open-end investment companies (mutual funds) in the Pioneer family of mutual funds, for Pioneer Interest Shares, a closed-end investment company, and for each of the ten portfolios of the Pioneer Variable Contracts Trust (except Messrs. Kendrick and Winthrop and Mmes. Graham and Bush, who do not serve as Trustees for Pioneer Variable Contracts Trust). Except for Ms. Bush, each Trustee was elected by the shareholders of the Fund in 1993. Ms. Bush was elected by the other Trustees in 1997.
(2) As of December 31, 1997, the Trustees and officers of the Fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the Fund's outstanding shares.

         Ms. Piret, Mr. West and Mr. Winthrop serve on the Audit Committee of the Board of Trustees. The functions of the Audit Committee include recommending independent auditors to the Trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. Ms. Graham, Ms. Piret and Mr. Winthrop also serve on the Nominating Committee of the Board of Trustees. The primary responsibility of the Nominating Committee is the selection and nomination of candidates to serve as independent trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         During the fiscal year ended December 31, 1997, the Board of Trustees held twelve meetings, the Audit Committee held eleven meetings and the Nominating Committee held one meeting. All of the current Trustees and Committee Members then serving attended at least 75% of the meetings of the Board of Trustees or applicable committee, if any, held during the fiscal year ended December 31, 1997.

Other Executive Officers

         In addition to Messrs. Cogan and Tripple, who serve as executive officers of the Fund, the following table provides information with respect to the other executive officers of the Fund. Each executive officer is elected by the Board of Trustees and serves until his successor is chosen and qualified or until his resignation or removal by the Board. The business address of all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

     Name, Age and
 Position with the Fund              Principal Occupations(s)

William H. Keough, 60,                 Senior Vice President, Chief Financial
Treasurer                              Officer and Treasurer of PGI; Treasurer
                                       of PFD, PMC, PSC, PCC, Pioneer SBIC,
                                       PIntl, PMT, PGL, First Russia, Omega
                                       and each fund in  the Pioneer family of
                                       mutual funds.
Joseph P. Barri, 51,                   Secretary of PGI, PMC, PCC, PIntl, PMT,
Secretary                              First Russia, Omega and PCC and each fund
                                       in the Pioneer family of mutual funds;
                                       Clerk of PFD  and PSC and Partner, Hale
                                       and Dorr LLP (Counsel to the Fund).

Remuneration of Trustees and Officers

         The following table provides information regarding the compensation paid by the Fund and the other investment companies in the Pioneer family of mutual funds to the Trustees for their services as indicated below. Compensation paid by the Fund to Messrs. Cogan and Tripple, interested persons of PMC, is reimbursed to the Fund by PMC. The Fund pays no salary or other compensation to its officers.
                                                            Total Compensation
                                                             from the Fund and
                         Aggregate Compensation             Other Funds in the
                                from the                      Pioneer Family of
                                 Fund+                         Mutual Funds++
Trustee
John F. Cogan, Jr.              $ 500*                          $ 12,000*
Mary K. Bush**                   1,136                            30,000
Richard H. Egdahl, M.D.          2,212                            62,000
Margaret B.W. Graham             2,212                            60,000
John W. Kendrick                 2,052                            55,800
Marguerite A. Piret              2,726                            80,000
David D. Tripple                  500*                            12,000*
Stephen K. West                  2,242                            63,800
John Winthrop                    2,516                            69,000
   Totals                      $16,096                          $444,600

* PMC fully reimbursed the Fund and the other funds in the Pioneer family of mutual funds for compensation paid to Messrs. Cogan and Tripple.

**       Ms. Bush was first elected as a Trustee in June, 1997.

+        For the fiscal year ended December 31, 1997.

++       For the calendar year ended December 31, 1997.

Investment Adviser

         PMC, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser to the Fund. For additional information concerning the ownership of PMC, see the Appendix.

Required Vote

         In accordance with the Fund's Agreement and Declaration of Trust, the vote of a plurality of all of the shares of the Fund voted at the Meeting is sufficient to elect the nominees.

                           PROPOSALS 3(a) THROUGH 3(j)

                      ELIMINATION, AMENDMENT OR ADDITION OF
                         VARIOUS INVESTMENT RESTRICTIONS

GENERAL

         The Trustees of the Fund recommend that shareholders approve the elimination, amendment or addition of several of the Fund's investment restrictions, as described in detail below. All of the current restrictions proposed to be eliminated or amended are set forth in the Fund's Statement of Additional Information.

         Each Proposal requires the separate approval of the shareholders of the Fund. Each of these restrictions is a fundamental investment policy that may only be changed by an affirmative 1940 Act Majority Vote. See "Required Vote" below.

3(a).    AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING

         The  Fund's  current  fundamental   investment   restriction  regarding
underwriting states that the Fund may not:

                  act as a securities underwriter . . .

         If amended as proposed, the restriction would provide that the Fund may not:

                  act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

         The 1940 Act requires that a fund state a formal fundamental policy regarding underwriting. The amendment is being proposed to clarify that the sale by the Fund of portfolio securities restricted as to transfer by the federal securities laws will not be subject to this restriction to the extent such a sale may be deemed to be underwriting activity. PMC believes it is advantageous for a fund with investment policies such as the Fund's to have the flexibility to invest in restricted securities. The proposed amendment would eliminate any doubt created by the current underwriting restriction as to the Fund's ability to dispose of any restricted securities it may acquire.

3(b).    AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING COMMODITIES

         The  Fund's  existing  fundamental   investment  restriction  regarding
commodities states that the Fund may not:

                  invest in real estate, commodities or commodity contracts.

         If amended as proposed, the restriction would provide that the Fund may not:

                  invest in real estate, commodities or commodity contracts, except that the Fund may invest in financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder.

         The 1940 Act requires that a fund state a formal fundamental investment policy regarding investment in commodities. Any financial futures contract or related option is considered to be a commodity. Other types of financial instruments such as forward commitments and swaps might also be deemed to be commodities. The amendment is being proposed to enable the Fund to invest in financial futures contracts and related options for hedging and other purposes permitted under the rules and regulations of the Commodity Futures Trading Commission from time to time in effect and to clarify that certain practices in which the Fund engages (such as forward foreign currency contracts) or might in the future engage (such as swaps) are not subject to this restriction.

         A financial futures contract is a contract to buy or sell units of a particular securities index or foreign currency at an agreed price on a specified future date. Depending on the change in value of the index or currency between the time when a fund enters into and terminates a financial futures transaction, the fund realizes a gain or loss. Financial futures and options on financial futures are typically used for hedging purposes and involve certain risks, including imperfect correlations between movements in the prices of financial futures and options and movements in the price of the underlying securities index or currency or the portfolio securities that are the subject of a hedge, potentially illiquid secondary markets at certain times and inability of the adviser to correctly predict market or currency movements. The Fund does not currently intend to engage in financial futures and related options transactions or any other investment practice not currently described in its Prospectus in the coming year. In the event that the Trustees decide in the future it is desirable for the Fund to engage in any such practices, the Fund's Prospectus will be revised accordingly, including the addition of appropriate risk disclosure.

         Real Estate Investment Trusts ("REITs"). If the proposed change is approved by shareholders, the Fund will adopt a policy permitting it to invest up to 25% of its total assets in REITs. The Fund intends to limit its investments in REITs to 5% of its total assets during the fiscal year ending December 31, 1998. REITs are pooled investment vehicles which primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.

         Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's Index of 500 Common Stocks.

         Government National Mortgage Association ("GNMA") Certificates and Collateralized Mortgage Obligations ("CMOs"). As indicated above, if the proposed change is approved, the Fund would adopt policies permitting it to invest a portion of its assets allocated to debt securities in GNMA Certificates and CMOs. A GNMA Certificate is a mortgage participation certificate, that is, an interest in pools of residential mortgage loans issued by U.S. Governmental or private lenders, which may be of varying maturity guaranteed by the Government National Mortgage Association. Although the payment when due of interest and principal on GNMA Certificates is backed by the full faith and credit of the United States, this guarantee does not extend to the market value of these securities. CMOs are mortgage-backed bonds which may be issued by U.S. government agencies and instrumentalities as well as private lenders. CMOs are issued in multiple classes and the principal of and interest on the underlying mortgage assets may be allocated among the several classes in various ways. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Because of principal prepayments and foreclosures with respect to mortgages underlying GNMA Certificates and CMOs, such investments may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. Prepayments generally can be invested only at lower interest rates.

3(c). ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING "UNSEASONED" ISSUERS

         The  Fund's  existing  fundamental   investment  restriction  regarding
securities of "unseasoned" issuers states that the Fund may not:

                  purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in such companies taken at cost to exceed 5% of the value of the Fund's assets, except holding companies or companies formed by merger, where the operating companies have had at least three years of continuous operation.

         The 1940 Act does not impose any limitation upon investment in securities of issuers with a limited operating history. This policy originally was adopted in accordance with state blue sky requirements that are no longer applicable. The change is being proposed to permit the Fund to invest in such securities to the extent that PMC believes that such investment would be beneficial to the Fund and would not involve undue risk. In general, PMC believes that it would be advantageous for the Fund to have the flexibility to invest in recently formed companies. Although the Fund will not formally adopt a percentage limitation on such investments, it is not expected that PMC will invest more than 5% of the Fund's total assets in such securities.

3(d). ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING AFFILIATES OF AFFILIATES

         The  Fund's  existing  fundamental   investment  restriction  regarding
securities of affiliates of affiliates of the Fund states that the Fund may not:

                  purchase or retain the securities of any issuer if the officers and trustees of the Fund or of its Investment Adviser who own individually or beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

         The 1940 Act does not impose any limitation upon investment in the securities of affiliates of affiliates. This policy originally was adopted in accordance with state blue sky requirements that are no longer applicable. The change is being proposed to give the Fund the flexibility to invest in such securities to the extent that PMC believes that such investment would be beneficial to the Fund and would not involve undue risk. In general, PMC believes that it would be advantageous for the Fund to have the flexibility to invest in the securities of affiliates of affiliates.

3(e). ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENT COMPANIES

         The  Fund's  existing  fundamental   investment  restriction  regarding
investment companies states that the Fund may not:

                  purchase the securities of any other investment company, except that it may make such a purchase as a part of a merger, consolidation or acquisition of assets.

         This change is being proposed to provide the Fund with additional investment flexibility. The change would permit investment in other mutual funds and other investment vehicles that would be attractive investments for the Fund but may technically be (or be deemed to be) investment companies (as defined in the 1940 Act) and therefore prohibited by the Fund's investment restriction. Even though securities of such issuers may involve the duplication of some fees and expenses, PMC believes that they can provide attractive investment opportunities that, except for the restriction stated above, would be consistent with the Fund's investment objectives and policies. PMC does not currently expect to significantly invest the Fund's assets in such vehicles but would like the flexibility to do so to the extent permitted by the 1940 Act, should appropriate opportunities arise.

3(f).    AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LOANS

         The Fund's existing fundamental investment restriction regarding making loans states that the Fund may not:

                  make loans of its assets, except that the fund may purchase a portion of an issue of bonds or other obligations of types commonly distributed publicly to financial institutions, may purchase repurchase agreements in accordance with its investment objectives, policies and restrictions, and may make both short-term (nine months or less) and long-term loans of its portfolio securities to the extent of 40% of the value of the Fund's total assets computed at the time of making such loans.

         If amended as proposed, the restriction would provide that the Fund may not:

                  make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or through the lending of portfolio securities, in each case only to the extent permitted by the Prospectus and this Statement of Additional Information.

         The 1940 Act requires that a Fund state a fundamental investment policy regarding making loans. This amendment is being proposed to provide future flexibility to adjust the Fund's debt security investment, repurchase agreement and securities lending practices without the need to further revise the restriction.

3(g).    AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING

         The  Fund's  existing  fundamental   investment  restriction  regarding
borrowing states that the Fund may not:

                  borrow money, except for temporary or emergency purposes in an amount up to 5% of the value of the Fund's assets.

         If amended as proposed, the restriction will provide that the Fund may not:

                  borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements or dollar rolls, in all cases in amounts not exceeding 10% of the Fund's total assets (including the amount borrowed) taken at market value.

         The 1940 Act requires that a fund state a fundamental policy regarding borrowing. The amendment is being proposed (1) to clarify that the Fund may borrow from banks both for extraordinary or emergency purposes and to meet redemptions and (2) to give the Fund the future ability to engage in reverse repurchase agreements and dollar rolls without the need for shareholder approval. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

         Reverse repurchase agreements involve sales by a fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the fund continues to receive principal and interest on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Dollar rolls are transactions in which a fund sells securities for delivery in the current month and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, the fund forgoes principal and interest paid on the securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         In regard to the permitted uses of bank borrowings, clarification is necessary because the current restriction is not explicit with respect to the Fund's ability to borrow to meet redemptions. In regard to reverse repurchase agreements and dollar rolls, the Fund does not currently engage or intend to engage in either of these investment practices in the coming year. However, because these common practices may be deemed to constitute borrowings, the Trustees believe it is best to create the flexibility to introduce such practices at some future time without the need for shareholder approval if this becomes desirable. In such event, the Prospectus and Statement of Additional Information would be amended accordingly, including the addition of appropriate risk disclosure.

3(h).    ADDITION OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING "SENIOR
         SECURITIES"

         The Trustees propose adopting a fundamental investment restriction regarding the issuance of "senior securities" such that the Fund may not:

                  issue senior securities, except as permitted by the Fund's borrowing, lending and commodity restrictions, and for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, options on futures contracts, forward commitments ("when issued" and "delayed delivery" securities), forward foreign exchange contracts, repurchase agreements, fully covered reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the Fund's investment policies as described in the Prospectus and this Statement of Additional Information and in accordance with applicable SEC pronouncements, as well as the pledge, mortgage or hypothecation of the Fund's assets within the meaning of the Fund's fundamental investment restriction regarding pledging, are not deemed to be senior securities.

         The 1940 Act requires that a fund state a fundamental policy regarding the issuance of "senior securities," which are any securities having preferential rights compared to the Fund's shares of beneficial interest. The above restriction is being proposed for the purpose of complying with this technical requirement and to clarify that the issuance of multiple classes or series of shares by the Fund would be permitted and that the investments specified therein are not considered to be senior securities.

         Except for forward commitments, forward currency exchange contracts and repurchase agreements in which the Fund already engages, the Fund has no current intention of engaging in the other listed investment practices in the coming year. However, the Trustees believe it is appropriate to provide clarification at this time that such practices (and other unspecified investment practices) are not covered by the restriction in case it becomes desirable to engage in one or more of these practices at some future time. In the event that a new practice is implemented, the Prospectus and Statement of Additional Information will be revised accordingly, including the addition of appropriate risk disclosure.

3(i). ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING JOINT TRANSACTIONS

         The Fund's existing fundamental investment restriction regarding joint transactions states that the Fund may not:

                  participate on a joint or joint-and-several basis in any securities trading account.

         Section 17(d) of the 1940 Act and Rule 17d-1 thereunder proscribe an investment company from engaging in joint transactions in securities unless an order of exemption is obtained from the Commission. However, there is no requirement that these statutory and regulatory provisions be stated by a fund as a fundamental investment policy. To the contrary, it is common industry practice not to state such a policy. The change is being proposed to conform to such practice.

         In addition, the current restriction does not clearly provide that the Fund under Rule 17d-1 is permitted to engage in joint transactions subject to the terms of any exemptive order granted by the Commission. The Fund has not obtained such an order and does not have any current intention to do so. However, such orders, permitting funds within a particular complex to engage in joint repurchase agreements and certain other joint short-term investments, are common. At times, there may be certain advantages in engaging in such joint transactions. Accordingly, it is possible that at some future time, the Fund would seek such an order. The change is also being proposed to eliminate any ambiguity that the restriction imposes stricter requirements on the Fund in this regard than provided for in the 1940 Act and the Rules thereunder.

3(j). ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING TRANSACTIONS WITH AFFILIATES

         The  Fund's  existing  fundamental   investment  restriction  regarding
transactions with affiliates states that the Fund may not:

                  enter into transactions with officers, trustees or other affiliated persons of the Fund or its Investment Adviser or Underwriter, or any organization affiliated with such persons, except securities transactions on an agency basis at standard commission rates, as limited by the provisions of the Investment Company Act of 1940, as amended.

         Section 17(a) of the 1940 Act generally proscribes transactions between an investment company and its affiliates unless an order of exemption is obtained from the Commission. The Rules under Section 17(a) also provide for a number of exceptions to this requirement if certain conditions are met. There is no requirement that these statutory and regulatory provisions be stated by a fund as a fundamental investment policy. To the contrary, it is common industry practice not to state such a policy. The change is being proposed to conform to such practice.

         In addition, the current restriction does not clearly provide that the Fund may, pursuant to an exemptive order and/or the provisions of several of the Rules under Section 17(a), engage in transactions with affiliates beyond the scope of the restriction. The change is also being proposed to eliminate any ambiguity that the restriction imposes stricter requirements on the Fund in this regard than provided for in the 1940 Act and the Rules thereunder.

TRUSTEES' RECOMMENDATIONS

         At a meeting of the Trustees held on January 8, 1998, the Trustees present unanimously approved, and voted to recommend to the shareholders of the Fund that they approve the proposed elimination or amendment of certain of the Fund's investment restrictions. In taking such action and making such recommendations, the Trustees considered the fact that the proposed changes will provide clarification relating to certain investment restrictions and flexibility to adjust to changing regulations and markets and new investment techniques without continually incurring the significant expense involved in soliciting proxies and holding shareholder meetings. The Trustees believe that this increased clarity and flexibility will be beneficial to present shareholders as well as potential investors.

         Except as described in this Proxy Statement, approval of the proposed changes to the investment restrictions will not result in changes in the Trustees, officers, investment programs and services or any operations that are described in the Fund's current Prospectus and Statement of Additional Information.

REQUIRED VOTE

         Adoption  of  each  of  Proposals   3(a)  through  3(j)   requires  the
affirmative 1940 Act Majority Vote of the Fund.

         If all or some of the Proposals are not approved by the shareholders of
the  Fund,  the  Fund  will  continue  to  adhere  to  the  current   investment
restriction(s) as to which no change has been approved.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSALS TO ELIMINATE, AMEND OR ADD CERTAIN INVESTMENT RESTRICTIONS.


                                   PROPOSAL 4

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Arthur Andersen LLP has served as the Fund's independent public accountant since the Fund's 1994 fiscal year. Audit services during the fiscal year ended December 31, 1997, consist of examinations of the Fund's financial statements for this period and reviews of the Fund's filings with the Commisson.

         The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund or PMC, has selected Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1998, subject to shareholder ratification at the Meeting. A representative of Arthur Andersen LLP is expected to be available at the Meeting to make a statement if he or she desires to do so and to respond to appropriate questions. Arthur Andersen LLP has advised the Fund that it has no direct or indirect financial interest in the Fund.

Required Vote

         The ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1998, requires the affirmative vote of a majority of the shares of the Fund, present in person or by proxy and entitled to vote at the Meeting.

         THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.


                                  OTHER MATTERS

Shareholder Proposals

         The Fund is not required to hold annual meetings of shareholders and does not currently intend to hold such a meeting of shareholders in 1999.

Shares Held in Retirement Plans

         PGI, as trustee, is permitted to vote any shares held in retirement plans and will do so if necessary to obtain a quorum.

Proxies, Quorum and Voting at the Meeting

         Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

         A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the Proxy Statement). In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the Proposals, including the election of the nominees to the Board of Trustees, have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the Fund present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment and will vote those proxies required to be voted against any such Proposal against any such adjournment. A shareholder vote may be taken on one or more of the Proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

         Shares of the Fund represented at the Meeting (including, shares which abstain or do not vote with respect to one or more of the Proposals) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on a Proposal has the same legal effect as a vote against the Proposal.

         Adoption by the shareholders of any of Proposals 1 and 3(a) through (j) require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy at the Meeting, or
(ii) 50% or more of the outstanding shares of the Fund. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to any Proposal, those shares will not be considered as present and entitled to vote as to that Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a Proposal has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") of the Fund are present or represented by proxy. However, with respect to determining whether a Proposal has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same legal effect as a vote against such Proposal.

Other Business

         While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Methods of Solicitation and Expenses

         The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card will be borne by PMC. In addition to soliciting proxies by mail, PMC may, at PMC's expense, have one or more Fund officers, representatives or compensated third-party agents, including PMC, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

         The Fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number PSC has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

         Persons holding shares as nominees will be reimbursed by PMC, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

March 2, 1998

                                    APPENDIX

Additional Information Pertaining to PMC

         Directors. Information regarding the affiliations of Mr. Cogan, Chairman of PMC, and Mr. Tripple, a Director of PMC, is contained in Proposal 2 of this Proxy Statement. The following table provides information with respect to the other Director of PMC:

Name, Age and Address      Principal Occupation(s)
Robert L. Butler, 55       Executive Vice President and a Director of PGI;
60 State Street            President and a Director of PFD; Director of PSC,PIC
Boston, MA  02109          and PIntl.; Vice Chairman of Pioneer GmbH; Director
                           of Pioneer Global Equity Fund Plc, Pioneer Global
                           Bond Fund Plc, Pioneer DM  Cashfonds Plc, Pioneer
                           European Equity Fund Plc, Pioneer Central & Eastern
                           Europe Fund Plc and  Pioneer  US Real Estate Fund
                           Plc; and a Member of the Supervisory Board of PFPT

         Ownership of PMC. PMC is a wholly-owned subsidiary of PGI. As of December 31, 1997, Mr. Cogan beneficially owned 3,612,901 shares (14.12%) of the outstanding common stock of PGI. Mr. Cogan's beneficial holdings included 769,136 shares held in trusts with respect to which Mr. Cogan may be deemed to be a beneficial owner by reason of his interest as a beneficiary and/or position as a trustee and shares which Mr. Cogan has the right to acquire under outstanding options within sixty days of December 31, 1997. At such date, Robert
L. Butler and David D. Tripple, PMC's other directors, each owned beneficially less than 2% of the outstanding common stock of PGI. As of December 31, 1997, officers and directors of PMC and Trustees and officers of the Fund beneficially owned an aggregate of 4,527,749 shares of common stock of PGI, approximately 17.41% of the outstanding common stock of PGI. During PGI's fiscal year ended December 31, 1997, there were no transactions in PGI common stock by any officer, Director or Trustee of the Fund, or nominee for election as Director or Trustee of the Fund, PMC and/or PFD in an amount equal to or exceeding 1% of the outstanding common stock of PGI.

         Services Provided to the Fund by Affiliates of PMC. PSC serves as the Fund's transfer agent and shareholder servicing agent. Under the terms of its contract with the Fund, PSC's duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains to shareholder accounts; and (iii) maintaining certain account records and responding to routine shareholder inquires. For the fiscal year ended December 31, 1997, the Fund paid PSC approximately $991,150 in fees for these services.

         PFD, an indirect wholly owned subsidiary of PGI, serves as the Fund's principal underwriter. For the fiscal year ended December 31, 1997, the Fund paid PFD approximately $1,018,801 in distribution fees pursuant to the Fund's Class A Distribution Plan, $804,344 in distribution fees pursuant to the Fund's Class B Distribution Plan and $126,321 in distribution fees pursuant to the Fund's Class C Distribution Plan. Such fees were paid to PFD in reimbursement of expenses related to servicing of shareholder accounts and compensating broker/dealers and sales personnel. For the same period, PFD earned net underwriting commissions in connection with its offering of shares of the Fund in the amount of approximately $4,630,191 of which approximately $4,018,610 was reallowed to dealers.

         Similar Funds Managed by PMC. PMC serves as the investment manager to the following funds with investment objectives similar to the Fund's objective:

Annual Management Fee Rate                                                     Name of Fund
                                                                               (Net Assets as of 12/31/97)
0.65% of the first $300 million of average net asset;                          Pioneer Capital Growth Fund*
0.60% of the next $200 million of average net assets;                          2,406,660,959
0.50% of the next $500 million of average net assets;
0.45% of the average net assets exceeding $1 billion

0.625% of average net assets, adjusted by up to plus/minus .20% to reflect     Pioneer Mid-Cap Fund
Pioneer Mid-Cap Fund's performance                                             938,286,204

0.85% of average net assets                                                    Pioneer Small Company Fund
                                                                               509,066,315

1.10% of average net assets                                                    Pioneer Micro-Cap Fund
                                                                               123,952,098

0.65% of average net assets                                                    Pioneer Variable Contracts
                                                                               Trust--Capital Growth Portfolio
                                                                               105,476,236

0.70% of average net assets                                                    Pioneer Variable Contract
                                                                               Trust--Growth Shares Portfolio
                                                                               4,646,484
------------------------

* A proposal has been submitted to the shareholders of Pioneer Capital Growth Fund to change the annual management fee rate so that the rate will be 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million and 0.625% of the excess over $1 billion, adjusted by up to +.10% to reflect Pioneer Capital Growth Fund's performance.

         Portfolio Transactions. All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Current and Proposed Contracts. In selecting brokers or dealers, PMC considers factors relating to execution on the best overall terms available, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

         PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies or accounts managed by PMC. Such research services must be lawful and must provide appropriate assistance to PMC in the performance of its investment decision making responsibilities and could include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities;
furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund. In addition, if PMC determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. This information might be useful to PMC in providing services to the Fund as well as to other investment companies or accounts managed by PMC, although not all of such research may be useful to the Fund. Conversely, such information provided to PMC by brokers and dealers through whom other clients of PMC effect securities transactions might be useful to PMC in providing services to the Fund. The receipt of such research is not expected to reduce PMC's normal independent research activities; however, it enables PMC to avoid the additional expense which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

PROXY                                                                     PROXY


                              PIONEER GROWTH SHARES

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            To be held April 21, 1998

         The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John
F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Shareholders of Pioneer Growth Shares (the "Fund") to be held on Tuesday, April 21, 1998 at 2:00 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the Fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109 (the "Meeting"), and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present:

(1) To approve a new Management Contract with Pioneering Management Corporation, the Fund's investment adviser, ("PMC") increasing the rate at which management fees are payable to PMC:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(2)      To elect Trustees:

         The nominees for Trustees are: M.K. Bush, J.F. Cogan, Jr., Dr. R.H. Edgahl, M.B.W. Graham, J.W. Kendrick, M.A. Piret, D.D. Tripple, S.K. West and J. Winthrop.

         _ FOR electing all the nominees (except as marked above)

         To withhold authority to vote for one or more of the nominees, circle those nominees names above.

         _ WITHHOLD authority to vote for all nominees


(3)(a) To approve an amendment to the Fund's fundamental investment restriction regarding underwriting:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(b) To approve an amendment to the Fund's fundamental investment restriction regarding commodities:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(c)  To  approve  the  elimination  of  the  Fund's  fundamental   investment
restriction regarding "unseasoned" issuers:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(d)  To  approve  the  elimination  of  the  Fund's  fundamental   investment
restriction regarding affiliates of affiliates:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(e)  To  approve  the  elimination  of  the  Fund's  fundamental   investment
restriction regarding investment companies:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(f) To approve an amendment to the Fund's fundamental investment restriction regarding loans:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(g) To approve an amendment to the Fund's fundamental investment restriction regarding borrowing:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(h) To approve the addition of a new fundamental investment restriction regarding "senior securities":

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(i)  To  approve  the  elimination  of  the  Fund's  fundamental   investment
restriction regarding joint transactions:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(j)  To  approve  the  elimination  of  the  Fund's  fundamental   investment
restriction regarding transactions with affiliates:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(4) To ratify the selection of Arthur Andersen LLP as the Funds' independent public accountants for the fiscal year ending December 31, 1998:

                  _ FOR             _ AGAINST                 _ ABSTAIN


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S).

                                         ----------------------------
                                         Signature of Shareholder(s)


                                         ----------------------------
                                         Signature of Joint
                                         Shareholder(s) (if any)

Dated:  ____________, 1998               In signing, please write name(s)
                                         exactly as appearing hereon.  When
                                         signing as attorney, executor,
                                         administrator or other fiduciary,
                                         please give your full title as such.
                                         Joint owners should each sign
                                         personally.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

Pioneer Growth Shares
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

Not too long ago we sent you a proxy card and materials for Pioneer Growth Shares (the Fund) explaining the proposals up for a vote at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE!

If you have not already completed and returned the yellow proxy card included in our earlier package, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]

Here is what a FOR vote means for each of the proposals being considered.

PROPOSAL 1:
APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC), including a performance-based management fee. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee. The proposed basic fee is higher than the management fee currently paid by the Fund to PMC.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSALS 3(A) THROUGH 3(J):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 4:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1998.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.


1097-4518

Pioneer Growth Shares
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

TIME IS RUNNING OUT. You have not yet returned the proxy cards we sent for voting on the proposals for consideration at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE TODAY!

Voting now will help save money. If a majority of shareowners have not voted before April 21, we must delay the meeting and begin the proposal and voting process all over again. This would be extremely costly.

If you have not already completed and returned your proxy card, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED YELLOW PROXY CARD AND MAIL IT TO US TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your immediate response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]

Here is what a FOR vote means for each of the proposals being considered.

PROPOSAL 1:
APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC), including a performance-based management fee. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee. The proposed basic fee is higher than the management fee currently paid by the Fund to PMC.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSALS 3(A) THROUGH 3(J):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 4:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1998.

PLEASE VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.


---------